SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	Ocotber 26, 1998


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(as depositor under the Pooling and Servicing
Agreement, dated as of May 1, 1998, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1998-NC2)

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
(Exact name of registrant as specified in its charter)


              Delaware          	  333-50153      	    13-3439681
(State or Other Jurisdiction	(Commission	        (I.R.S. Employer
of Incorporation)		File Number)	        Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)		(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On October 26, 1998 a scheduled distribution was made from the Trust
		to holders of the Class A Certificates.  The Trustee has caused to be filed
		with the Commission, the Monthly Report dated October 26, 1998.
		The Monthly Report is filed pursuant to and in accordance with
		(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if
			applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated October 26, 1998.




SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1998-NC2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                10/26/98


               Beginning                                         Ending
               Certificate    Principal    Interest     Realized Certificate
ClassCusip     Balance(1)     Distribution Distribution(Losses   Balance
A    79548KYV4 150,267,904.97 9,028,019.63   749,695.97     0.00 141,239,885.34
M-1  79548KYW2  18,812,500.00         0.00    97,420.66     0.00  18,812,500.00
M-2  79548KYX0  14,512,500.00         0.00    77,402.52     0.00  14,512,500.00
M-3  79548KYY8   7,525,000.00         0.00    44,022.56     0.00   7,525,000.00
CE          NA   4,300,000.00         0.00   537,425.82     0.00   4,300,000.00
P           NA           1.00         0.00    58,992.95     0.00           1.00
R-III79548KZB7           0.00         0.00         0.00     0.00           0.00
Total          195,417,905.97 9,028,019.63 1,564,960.48     0.00 186,389,886.34



           AMOUNTS PER $1,000 UNIT                        PASS THROUGH RATES

                                           Ending                Current
     Principal    Interest    Total        Certificate  Realized Pass-Through
ClassDistribution DistributionDistribution Balance      Losses   Interest Rate
A    53.152991       4.413879    57.566870   831.558050 0.000000        5.79375%
M-1     0.0000       5.178507     5.178507   1000.00000 0.000000        6.01375%
M-2     0.0000       5.333507     5.333507   1000.00000 0.000000        6.19375%
M-3     0.0000       5.850174     5.850174   1000.00000 0.000000        6.79375%
CE      0.0000     124.982749   124.982749   1000.00000 0.000000        3.30016%
P       0.0000   589929.50000 589929.50000     10.00000 0.000000             NA
R-III   0.0000       0.000000     0.000000      0.00000 0.000000        5.79375%
Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                  81,424.13
TRUSTEE FEES                                   2,849.84

Section 4.02 (iv.)
P&I ADVANCES                  Total Advance  164,937.23
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

Section 4.02 (v.)
BALANCES AS OF:     26-Oct-98
               Stated Principal Balance of Mortgage Loans        186,389,886.35
               Stated Principal Balance of REO Properties                  0.00

Section 4.02 (vi.)
MORTGAGE LOAN CHARACTERISTICS
               Number of Loans                                            1,688
               Aggregate Principal Balance as of the Due Date    186,389,886.35
               Weighted Average Remaining Term to Maturity                  347
               Weighted Average Mortgage Rate                           9.76517%
               Number of Subsequent Loans                                     0
               Balance of Subsequent Loans                                 0.00

                                           Unpaid                Stated
Section 4.02 (vii.)                        Principal             Principal
DELINQUENCY INFORMATION                    Balance      Number   Balance
30-59 days delinquent                      2,460,703.50       28   2,457,091.17
60-89 days delinquent                        279,080.74        4     278,606.87
90 or more days delinquent                   180,574.28        3     180,184.03
Foreclosure proceedings have commenced     2,368,503.67       29   2,363,004.44
*Note: In accordance with the Master Servicer, the Delinquency Information relates to the Prepayment Period.

Section 4.02 (viii.)
REO INFORMATION Loans that became REO properties in the
                preceding calendar month:
                                           Unpaid       Stated
                                           Principal    Principal
                              Loan Number  Balance      Balance


Section 4.02 (ix.)            Total Book Value of REO Properties:          0.00
REO BOOK VALUES
Section 4.02 (x.)
PRINCIPAL PREPAYMENTS
               Aggregate Amount of Principal Prepayments
                                           Curtailments                6,409.28
                                           Payments in Full        8,914,417.56

               Prepayment Charges                                     58,992.95
               REO Principal Amortization                                  0.00

Section 4.02 (xi.)            Realized Losses that were incurred during the
REALIZED LOSSES               related Prepayment Period:

                              Total Realized Losses         0.00
                              Which Include:
                              Extraordinary Losses          0.00
                              Fraud Losses                  0.00
                              Special Hazard Losses         0.00
                              Bankruptcy Losses             0.00

Section 4.02 (xii.)
EXTRAORDINARY TRUST FUND EXPENSES
     Extraordinary Trust Fund Expenses withdrawn from the Collection Account or Distribution Account that caused a reduction of the
     Available Distribution Amount:                         0.00

Section 4.02 (xiv.)
CERTIFICATE FACTOR                         Certificate
                                           Factor
                              Class A          0.831558
                              Class M-1        1.000000
                              Class M-2        1.000000
                              Class M-3        1.000000
                              Class CE         0.866931

Section 4.02 (xv.)
INTEREST DISTRIBUTION AMOUNTS

                                           Reduction from the Allocation of:
               Interest       Interest     Prepayment            Relief Act
               Distribution   Carry ForwardInterest     Realized Interest
               Amount         Amount       Shortfalls   Losses   Shortfalls
     A             749,695.97         0.00         0.00     0.00           0.00
     M-1            97,420.66         0.00         0.00     0.00           0.00
     M-2            77,402.52         0.00         0.00     0.00           0.00
     M-3            44,022.56         0.00         0.00     0.00           0.00
     CE            537,425.82           NA         0.00     0.00           0.00
     TOTAL       1,505,967.53         0.00         0.00     0.00           0.00

Section 4.02 (xvi.)
PREPAYMENT INTEREST SHORTFALLS
Prepayment Interest Shortfalls not covered by the Servicer:                0.00


Section 4.02 (xvii.)
                              Relief Act Interest Shortfall                0.00

Section 4.02 (xviii.)         Fraud Loss Amount                    6,450,003.00
                              Bankruptcy Amount                      100,000.00
                              Special Hazard Amount                2,262,284.00

Section 4.02 (xix.)           Required Overcollateralized Amount   4,300,000.00
                              Credit Enhancement Percentage            24.22342%

Section 4.02 (xx.)
               Overcollateralization Increase Amount                       0.00

Section 4.02 (xxi.)
               Overcollateralization Reduction Amount                      0.00

Section 4.02 (xxii.)
PASS THROUGH RATE
                              A                 5.79375% 5.41938%
                              M-1               6.01375% 5.63938%
                              M-2               6.19375% 5.81938%
                              M-3               6.79375% 6.41938%
                              CE                3.30016%

Section 4.02 (xxiii.)
PRE-FUNDING AND INTEREST COVERAGE ACCOUNT
Amount on Deposit in the Pre-Funding Account                0.00
Amount on Deposit in the Interest Coverage Account          0.00

Section 4.02 (xxiv.)
PRE-FUNDING ACCOUNT DEPOSITS
Amount from the Pre-Funding Account
distributed to the Certificates                                            0.00

PERFORMANCE MEASURES
Net Monthly Excess Cash Flow                                         537,425.82

               Delinquency Percentage                                   1.51392%

               Stepdown Date Occurrence                 NO
               Trigger Event Occurrence                 NO




SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALOMON BROTHERS MORTGAGE
SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				U.S. Bank National Association


Dated: October 31, 1998